UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 19, 2012
PATRIOT MINEFINDERS INC.
(Exact name of registrant as specified in its charter)
Nevada	000-53848	30-0692325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
700 – 510 West Hastings Street, Vancouver, British Columbia, Canada		V6B 1L8
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(619) 688-6505
591 Camino de la Riena, Suite 802, San Diego, California 92108
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On June 19, 2012, the directors of Patriot Minefinders Inc. (the “Company”) approved the cancellation and the sale of a portion of 72,000,000 post-split shares held by a former director, officer and majority shareholder of the Company. Effective June 19, 2012, the shareholder cancelled and returned to treasury 52,000,000 shares of the Company’s common stock and sold an aggregate of 3,000,000 shares to the directors of the Company at the price of $0.0014 per share.  The shareholder currently holds the balance of 17,000,000 shares of the Company’s common stock.  The Company’s current issued and outstanding shares are 61,800,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRIOT MINEFINDERS INC.
/s/ John H.Schweitzer
John H. Schweitzer
President and Director

Date:	July 17, 2012